EXHIBIT 10.18


                    SECOND AMENDMENT TO CREDIT AGREEMENT


      THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment"), dated as of September 24, 1993, is entered into by and among the following parties:

      STORAGE TECHNOLOGY CORPORATION ("STK");

      STORAGETEK FINANCIAL SERVICES CORPORATION ("SFSC");

      STORAGE TECHNOLOGY DE PUERTO RICO, INC. ("STPR");

      XL/DATACOMP, INC. ("XL/DC") (STK, SFSC, STPR and XL/DC are collectively referred to as the "Borrowers");

      BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Lenders (the "Agent"); and

      The several financial institutions party to the Credit Agreement (collectively, the "Lenders").

                                  RECITALS
                                  --------

      A. The Borrowers, the Lenders and the Agent are parties to that certain $150,000,000 Multicurrency Credit Agreement dated as of March 31, 1993, as amended by the First Amendment to Credit Agreement dated as of August 6, 1993 (the "Prior Credit Agreement") pursuant to which the Agent and the Lenders have extended certain credit facilities and other financial accommodations to the Borrowers.

      B. The Borrowers have requested that the Lenders agree to certain amendments to the Prior Credit Agreement.

      C. The Lenders are willing to amend the Prior Credit Agreement, pursuant to Section 9.01 of the Prior Credit Agreement and subject to the terms and conditions of this Second Amendment.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms; General Principles. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Prior Credit Agreement. This Second Amendment is incorporated into the Prior Credit Agreement by this reference and made a part thereof. The Prior Credit Agreement, as amended by this Second Amendment, is herein referred to as the "Credit Agreement."
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      2.    Amendments to Credit Agreement.
            ------------------------------

            (a) Section 1.01 of the Prior Credit Agreement is hereby amended as follows:

            The definition of "Earnings" is hereby amended by deleting it in its entirety and inserting in its place the following:

                  "'Earnings' of any Person for any period means the sum of
            (i) Net Income of such Person (after provision for income taxes) for such period, plus (ii) depreciation, amortization and all other non-cash expenses and items of such Person for such period to the extent deducted in determining Net Income, plus (iii) Interest Expense of such Person for such period, to the extent deducted in determining Net Income for such period, and plus
            (iv) in respect of Net Income of the Borrowers and their Subsidiaries for any period that includes the Fiscal Quarter ended September 24, 1993, the amount of the Restructuring Charge, to the extent deducted in determining Net Income for such period."

            Section 1.01 is hereby further amended by adding the following additional defined terms, to appear in appropriate alphabetical order:

                  "'Amperif Acquisition' means the proposed acquisition of
            Amperif Corporation by merger of StorageTek Trident Corporation with and into Amperif Corporation, pursuant to terms and conditions substantially as set forth in the Agreement and Plan of Reorganization dated as of May 22, 1993 in the form attached to Amendment no. 1 to Form S-4 filed by Storage Technology Corporation with the Securities and Exchange Commission on August 24, 1993."

                  "'Restructuring Charge' means the one-time charge to
            earnings relating to the restructuring of the "midrange" business, write-down of goodwill from certain acquisitions and other miscellaneous matters, taken by STK for the Fiscal Quarter ended September 24, 1993 as reflected in the third quarter financial statements delivered by STK pursuant to Section 6.04(a)."

            (b) Section 6.02(f) of the Prior Credit Agreement is hereby amended by deleting the language following and including "(A)" until the end of such Section 6.02(f), and inserting in its place the following:

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                  "(A) exceed $75,000,000 for any one such transaction
                  (other than the Amperif Acquisition) or (B) cause the total consideration paid for all such transactions occurring after the Closing Date and prior to the Termination Date (including the Amperif Acquisition) to exceed $150,000,000."

            (c) Section 6.03(a) of the Prior Credit Agreement is hereby amended by deleting "$780,000,000" in the first sentence thereof and inserting in its place "$730,000,000".

            (d) Section 6.03(d) of the Prior Credit Agreement is hereby amended by deleting it in its entirety and inserting in its place the following:

      "(d) Net Income. Not permit (i) any Consolidated Net Loss of STK and its Subsidiaries to occur for each of any two consecutive Fiscal Quarters (calculated as of the last day of each such Fiscal Quarter), provided, however, that during Fiscal Year 1993, STK may permit a Consolidated Net Loss for each of two consecutive Fiscal Quarters provided that there shall exist during Fiscal Year 1993 no Consolidated Net Loss for each of three consecutive Fiscal Quarters, commencing with the Fiscal Quarter ended March 26, 1993; (ii) Consolidated Net Loss of STK and its Subsidiaries for any Fiscal Quarter to be greater than $10,000,000, provided, however, that in respect of the Fiscal Quarter ending September 24, 1993, such Consolidated Net Loss shall not be greater than $115,000,000; or (iii) any Consolidated Net Loss of STK and its Subsidiaries for any Fiscal Quarter to occur if STK and its Subsidiaries also incur a Consolidated extraordinary loss, as determined in accordance with GAAP, of more than $15,000,000 for such Fiscal Quarter."

            (e) Section 6.03 is hereby further amended by adding the following at the end thereof:

                  "(h)  Restructuring Charge.  The Restructuring Charge
            shall not exceed $80,000,000."
            (f) Section 7.01(d)(i) and (ii) are hereby amended by inserting after the phrase "(other than Debt or Contingent Obligations hereunder)" the following: "of any Borrower or any of its Subsidiaries".

      3.    Waiver.
            ------

            (a) Subject to the terms and conditions hereof, the Banks hereby waive the Existing Defaults. For purposes hereof, the "Existing Defaults" shall mean the Events of Default existing under Section 7.01(c) as of the date hereof solely by virtue of (x) the default by the Borrowers under Section 6.03(d) of the Prior Credit Agreement as of September 24, 1993, and (y)

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the default by the Borrowers under Section 6.03(a) of the
Prior Credit Agreement as of September 24, 1993.

            (b) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Lenders' ability to enforce) any other default or Event of Default other than the Existing Defaults.

      4. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

            (a) Other than the Existing Defaults, no Event of Default has occurred and is continuing;

            (b) The execution, delivery and performance by each Borrower of this Second Amendment are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene
(i) such Borrower's charter or bylaws, (ii) any law, rule, regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award binding on or affecting such Borrower or any of its properties, or (iii) any contractual restriction binding on or affecting such Borrower or any of its properties, except, in each case, where any such contravention would not cause a Material Adverse Effect or render any Loan Document unenforceable against such Borrower or any third party, and do not result in or require the creation of any Lien (other than pursuant to the Credit Agreement or pursuant to the Collateral Documents) upon or with respect to any of its material properties;

            (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by any Borrower of this Second Amendment;

            (d) This Second Amendment and the Prior Credit Agreement, as amended hereby, are each the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with their terms;

            (e) All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct; and

            (f) The Borrowers are entering into this Second Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agent and the Lenders or any other Person.

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      5.    Effective Date.  This Second Amendment shall be deemed effective as of September 24, 1993 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

            (a) The Agent has received from the Borrowers and each of the Majority Lenders a duly executed original or facsimile copy of this Second Amendment;

            (b) The Agent has received from each of the Borrowers a certificate signed by the Secretary or Assistant Secretary of such Borrower, certifying that the resolution passed by the board of directors of such corporation in connection with the execution, delivery and performance of the Prior Credit Agreement authorizes the execution, delivery and performance of this Second Amendment and the Credit Agreement and that such resolution is in full force and effect as of the date of delivery of such certificate;

            (c) All representations and warranties contained herein are true and correct as of the date the Agent has received a duly executed original of this Second Amendment from all of the parties hereto; and

            (d) The Agent shall have received (i) for the ratable account of the Lenders, an amendment fee equal to 0.10% times the amount of each Lender's Commitment and (ii) for the account of BofA, an amendment arrangement fee as set forth in a separate letter agreement dated of near or even date herewith between STK and BofA.

      6. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Agent and the Lenders of this Second Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Lenders to execute similar agreements or provide other accommodations under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Lenders to receive any indemnity or similar payment from any Person.

      7.    Miscellaneous.
            -------------

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Prior Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Prior Credit Agreement as amended by this Second Amendment. This Second Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

            (b) This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and

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their respective successors and assigns.  No third party beneficiaries are intended in connection with this Second Amendment.

            (c) This Second Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            (e) The Second Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matter discussed herein and therein. This Second Amendment supersedes all prior drafts and communications with respect thereto. This Second Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

            (f) If any term or provision of this Second Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Second Amendment or the Credit Agreement, respectively.

            (g) The Borrowers agree to pay to or reimburse the Agent, upon demand, for all reasonable Attorney Costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Second Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above written.

                                    THE BORROWERS:
                                    -------------

                              STORAGE TECHNOLOGY CORPORATION

                              By:   /s/Ryal R. Poppa
                                    ------------------------------------
                                    Name:   Ryal R. Poppa
                                    Title:  Chief Executive Officer

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                              STORAGE TECHNOLOGY DE PUERTO RICO, INC.

                              By:   /s/Mark D. McGregor
                                    ------------------------------------
                                    Name:   Mark D. McGregor
                                    Title:  Assistant Treasurer

                              XL/DATACOMP, INC.

                              By:   /s/W. Russell Wayman
                                    ------------------------------------
                              Name:   W. Russell Wayman
                              Title:  Vice President

                              STORAGETEK FINANCIAL SERVICES CORPORATION

                              By:   /s/Stephen P. McGrath
                                    ------------------------------------
                                    Name:   Stephen P. McGrath
                                    Title:  Assistant Treasurer

                                    THE AGENT:
                                    ---------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent

                              By:   /s/Judith L. Kramer
                                    ------------------------------------
                                    Name:   Judith L. Kramer
                                    Title:  Vice President


                                    THE SWING LINE BANK:
                                    -------------------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Swing Line Bank

                              By:   /s/Joan E. Kiekhaefer
                                    ------------------------------------
                                    Name:   Joan E. Kiekhaefer
                                    Title:  Vice President

                                       7
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                                    THE ISSUING BANK:
                                    ----------------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Issuing Bank

                              By:   /s/Joan E. Kiekhaefer
                                    ------------------------------------
                                    Name:   Joan E. Kiekhaefer
                                    Title:  Vice President

                                    THE LENDERS:
                                    -----------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION

                              By:   /s/Joan E. Kiekhaefer
                                    ------------------------------------
                                    Name:   Joan E. Kiekhaefer
                                    Title:  Vice President

                              THE FIRST NATIONAL BANK OF BOSTON

                              By:   /s/Andrea Lamp Peabody
                                    ------------------------------------
                                    Name:   Andrea Lamp Peabody
                                    Title:

                              BANK OF MONTREAL

                              By:   /s/Daniel A. Brown
                                    ------------------------------------
                                    Name:   Daniel A. Brown
                                    Title:  Director

                              NBD BANK, N.A.

                              By:   /s/James Gregory Mickens
                                    ------------------------------------
                                    Name:   James Gregory Mickens
                                    Title:  Vice President

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                              CONTINENTAL BANK N.A.

                              By:   /s/Elizabeth M. Nolan
                                    ------------------------------------
                                    Name:   Elizabeth M. Nolan
                                    Title:  Vice President

                              FIRST INTERSTATE BANK OF DENVER

                              By:   /s/Alex J. McCombs
                                    ------------------------------------
                                    Name:   Alex J. McCombs
                                    Title:  Vice President

                              BANQUE NATIONALE DE PARIS

                              By:   /s/Clive Bettles
                                    ------------------------------------
                                    Name:   Clive Bettles
                                    Title:  Vice President & Deputy Manager

                              By:   /s/Rafael Lumanlan
                                    ------------------------------------
                                    Name:   Rafael Lumanlan
                                    Title:  Vice President

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